EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comet Technologies, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard B. Stuart and Jack M. Gertino, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 16, 2005             /s/ Richard B. Stuart
                                    ------------------------------------------
                                    Richard B. Stuart, Chief Executive Officer


Date: November 16, 2005             /s/ Jack M. Gertino
                                    ------------------------------------------
                                    Jack M. Gertino, Chief Financial Officer